JOINT OPERATING AGREEMENT

            For Oil and Gas Permit No. 96-04, 05, 07, 08, 09, and 10
                          Prince Edward Island, Canada




This Agreement dated the 22nd day of October, 2001.

AMONG:

     Rally Energy Corp., a body corporate, having an office in the City of Calgary, in the Province of Alberta (hereinafter called "Rally"); and

     Osprey Energy Limited, a body corporate having an office in the City of Bridgewater, in the Province of Nova Scotia (hereinafter called "Osprey"); and

     Energy Power Systems Limited, a body corporate, having an office in the city of Toronto, in the Province of Ontario (hereinafter called "EPS"); and

     CMB Energy Corp., a body corporate, having an office in the City of Bedford, in the Province of Nova Scotia (hereinafter called "CMB"); and

     Shannon International Resources Inc., a body corporate, having an office in the City of Calgary, in the Province of Alberta (hereinafter called "Shannon").

     WHEREAS the parties jointly own certain Title Documents covering the Joint Lands as more particularly set forth in Schedule "A" attached hereto and forming part of this Agreement; and

     WHEREAS the parties desire to provide for the ownership, maintenance, exploration, development and production of petroleum substances from the Joint Lands in the manner hereinafter set forth.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants herein contained, the parties covenant and agree as follows:


1.       DEFINITIONS

In this Agreement, including the recitals and Schedules, unless otherwise defined herein, the definitions contained in Clause 101 of the Operating Procedure shall apply. In addition to such definitions in the Operating Procedure, the following expressions shall have the respective meanings herein assigned to them, namely:

     a. "Assignment Procedure" means the 1993 form of Canadian Association of Petroleum Landmen Assignment Procedure, including the Notice of Assignment form, both of which are incorporated by reference into this Agreement;

     b. "Joint Lands" means the lands set forth and described in Schedule "A", and includes the petroleum substances within, upon or under such lands insofar as the same are held pursuant to the Title Documents, or any lands which may from time to time remain or become subject to this Agreement;

     c. "Operating Procedure" means the 1990 CAPL Operating Procedure attached hereto as Schedule "B", and includes the PASC Accounting Procedure attached hereto as Exhibit 1, as amended therein; and

     d. "Party" means any person, firm, corporation or partnership bound by this Agreement,

     e. "Title Documents" means the documents of title described as such in Schedule "A", insofar as they relate to the Joint Lands, or any of them, and any renewals, extensions, continuations or conversions thereof effected pursuant to the Regulations or otherwise.

2.       GENERAL

     a. The headings of the clauses in this Agreement are inserted for convenience of reference only and shall not affect the meaning or construction hereof.

     b. Whenever the plural or masculine or neuter is used in this Agreement, the same shall be construed as meaning singular or feminine or body politic or corporate and vice versa where the context so requires.

3.       SCHEDULES

The following Schedules are attached to and incorporated into and form a part of this Agreement:

     a. Schedule "A" which sets forth and describes the Title Documents and Joint Lands;

     b. Schedule "B" which is the Operating Procedure to which is attached the Accounting Procedure as Exhibit 1;


4.       ASSIGNMENT PROCEDURE

Clause 2404 of the Operating Procedure is deleted in its entirety and is replaced by the Assignment Procedure. The Assignment Procedure shall apply with respect to any assignment of an interest in this Agreement. Notwithstanding Clause 2.02 of the Assignment Procedure, no provision of the Assignment Procedure shall be construed so as to make the Assignee responsible for any obligation or liability which had arisen or accrued prior to the Transfer Date (as defined in the Assignment Procedure).

5.       EFFECTIVE DATE

The Effective Date of this Agreement shall be October 23, 2001.

6.       OPERATING PROCEDURE

     a. From and after the Effective Date hereof, the parties shall bear all costs and expenses paid or incurred under this Agreement and shall own the Title Documents, the Joint Lands, all wells thereon and information obtained therefrom, the equipment pertaining thereto and petroleum substances produced therefrom, and shall conduct operations thereon in accordance with the Operating Procedure which together with the body of this Agreement shall thereafter govern the relationship between the parties in the following respective undivided working interests:

              Rally                              55.0%
              Osprey                             10.0%
              EPS                                25.0%
              CMB                                 5.0%
              Shannon                             5.0 %
                                                -----
                                                100.0%

     b. As of the Effective Date, Rally is hereby appointed Operator of the Joint Lands under the Operating Procedure and hereby accepts such appointment and agrees to act in such capacity in accordance with the provisions of the Operating Procedure.

7.       WARRANTY OF TITLE
         No party warrants title to its working interest in the Title Documents or the Joint Lands. Each party covenants that it has complied with the terms of the Title Documents to the extent necessary to keep them in full force and effect and has good right, full power and authority to enter into this Agreement and represents that it has not, as of the Effective Date, received any notice of default in respect thereof. No party warrants any better title than it now holds by virtue of the Title Documents.

8.       ENCUMBRANCES
         If the interest of a party in the Joint Lands is now or hereafter becomes encumbered by any royalty, excess royalty, overriding royalty, production payment, carried interest or other charge of a similar nature (herein called "encumbrances"), other than the royalties payable under the Title Documents to the grantors thereof or as otherwise identified herein, such encumbrances shall be charged to and paid entirely by the party whose interest is or becomes encumbered. Such party shall ensure that any such encumbrances shall either be terminated upon that party ceasing to have an interest in the Joint Lands so encumbered or shall be assumed by the transferee to which such party transfers its interest, PROVIDED HOWEVER, that in no event shall a party hereto acquiring an interest in the Joint Lands by virtue of the operation of any provision of the body of this Agreement or of the Operating Procedure (except for Clause 2401 B of the Operating Procedure, where applicable), ever be required to assume any part of such encumbrances, and the party which has so encumbered its interest shall at all times indemnify and hold the other parties harmless.

9.       FURTHER ASSURANCES
         Each of the parties shall from time to time do such further acts and execute and deliver all such further deeds and documents as shall be reasonable required in order to fully perform and carry out the terms of this Agreement.

10.      MISCELLANEOUS

     a. If any term or condition of this Agreement conflicts with a term or condition in the Title Documents then such term or condition in the Title Documents shall prevail and this Agreement shall be deemed to be amended to the extent necessary to give effect to such term or condition in the Title Documents concerned, and those Joint Lands thereby covered. If any term or condition of this Agreement conflicts with a term or condition of a parcel(s), then such term or condition in the parcel(s) shall prevail and this Agreement shall be deemed to be modified accordingly.

     b. Wherever any term or condition, express or implied, of any such Schedule, including the Operating Procedure, conflicts with or is at variance with any term or condition of this Agreement, such term or condition of this Agreement shall prevail.

     c. This Agreement and the relationship between the parties shall be construed and determined according to the laws of the Province of Alberta. The paties agree to submit to the jurisdiction of the courts of the Province of Alberta.

     d. The terms of this Agreement express and constitute the entire agreement between the parties and no implied covenant or liability of any kind on the part of the parties is created or shall arise by reason of these presents or anything contained in this Agreement.

     e. This Agreement replaces and supersedes all prior agreements, documents, writings and verbal understandings between the parties relating to the Joint Lands and the Title Documents.

     f. Subject to the terms herein, this Agreement shall be binding upon and enure to the benefit of the parties and their respective successors and permitted assigns.

     g. This Agreement may be executed in counterpart and all of the executed counterparts, when taken together, shall constitute one Agreement.

         IN WITNESS whereof the parties have executed this Agreement as of the date first written above.


Rally Energy Corp.                         Osprey Energy Limited
Per: Original "Signed"                     Per: Original "Signed"
     -----------------                          ------------------

Per: Original "Signed"                     Per: Original "Signed"
    ------------------                         ------------------


CMB Energy Corp.                           Shannon International Resources Inc.

Per: Original "Signed"                     Per: Original "Signed"
    ------------------                         ------------------

Per: Original "Signed"                     Per: Original "Signed"
    ------------------                         ------------------


Energy Power Systems Limited

Per: Original "Signed"
    ------------------

Per: Original "Signed"
    ------------------

                                  Schedule "A"

Attached to and forming part of a Joint Operating Agreement dated the 23rd day of October, 2001 between Rally Energy Corp., Ltd., Osprey Energy Limited, Energy Power Systems Limited, CMB Energy Corp., and Shannon International Resources Inc.
--------------------------------------------------------------------------------

TITLE DOCUMENTS:
Prince Edward Island Crown Oil and Gas Permit No. 96-04, 05, 07, 08, 08, 09, 10.

JOINT LANDS:

O&G Permit No.:   Grid Areas:
96-04             46 degrees 30 minutes N. Lat.   63 degrees 45 minutes W. Long.
     S. Half      46 degrees 40 minutes N. Lat.   63 degrees 45 minutes W. Long.
     Acreage:     116,279
96-05             46 degrees 20 minutes N. Lat.   63 degrees 15 minutes W. Long.
     Acreage:     58,139  (South half and NE Quad.)
96-07             46 degrees 20 minutes N. Lat    63 degrees 30 minutes W. Long
     NE Quad      46 degrees 20 minutes N. Lat    63 degrees 45 minutes W. Long
     Acreage:     96,898

96-08             46 degrees 20 minutes N. Lat    63 degrees 00 minutes W. Long
     S. Half      46 degrees 30 minutes N. Lat    63 degrees 00 minutes W. Long
     Acreage:     116,279

96-09             46 degrees 20 minutes N. Lat    62 degrees 45 minutes W. Long
                  46 degrees 30 minutes N. Lat    62 degrees 45 minutes W. Long
     Acreage:     116, 279

96-10             46 degrees 10 minutes N. Lat    63 degrees 00 minutes W. Long
                  (NE Quad.)
     Acreage:     21,983


For all permits, all PNG rights, surface to basement.
REGISTERED INTEREST OWNERS as of August 27, 2001:

Prince Edward Gas Company Inc.              10%

CMP Energy Corporation                      25%

Energy Power Systems                        25%

Osprey Energy Limited                       10%

Rally Energy Corporation                    30%

ENCUMBRANCES: Crown Royalty

                                  Schedule "B"

  Attached to a Joint Operating Agreement dated the 23rd day of October, 2001, among Rally Energy Corp., Osprey Energy Limited, Energy Power Systems Limited,
           CMB Energy Corp. and Shannon International Resources Inc.
   --------------------------------------------------------------------------

                                                 1990 CAPL OPERATING AGREEMENT

I.   Insurance (Clause 311)                             Alternate  A
     ---------                                                    ----
II.  Marketing Fee (Clause 604) *                       Alternate  A
     -------------                                                 -
III. Casing Point Election (Clause 903)                 Alternate  A
     ---------------------                                        ----
IV.  Penalty for Independent Operations (Clause 1007)   Development wells       300 %
     ----------------------------------                                    ----------
                                                        Exploratory wells          500 %
                                                                              ----------
V.   Title Preserving well (Clause 1010)                 365  days
     ---------------------                              -----
VI.  Disposition of Interests (Clause 2401)             Alternate  A
     ------------------------                                     ----
VII. Recognition Upon Assignment (Clause 2404)          Alternate  Delete;  superceded by the 1993 CAPL Assignment Procedure
     ---------------------------                                   ----------------------------------------------------------



                         1996 PASC ACCOUNTING PROCEDURE

I.   Operating Advance (Clause 105) Proportionate share of  10 %
     -----------------                                     -----
II.  Approvals (Clause 110)           2   or more parties totaling  75 %
     ---------                      -----                          -----
III  Expenditure Limits  (Clause 112)    (a) $100,000    (c)  $25,000
     ------------------                      ---------        -------
IV.  Employee Benefits  (Clause 202(b)                             25 %
     -----------------                                           ------
V.   Housing (Clause 213(b))  Shall be chargeable
     -------                  ------
V.   Warehouse Handling (Clause 2l6)   5 %
     ------------------                --
VI   Allocation Options  (Clause 221)  Delete
     ------------------

VI.  Overhead Rates (Clause 302)
     --------------
         (a)  For each Exploration Project:
                  (1)   5 % of first   $ 50,000.00
                      ----              ------------
                  (2)   3 % of next    $ 150,000.00
                      ----              ------------
                  (3)   1 % of cost over $ 200,000
                      ----               ---------
         (b)  For each Drilling Well:
                  (1)   3  % of first   $ 50,000.00
                      -----              -------------
                  (2)   2  % of next  $  150,000.00
                      -----            ---------------
                  (3)   1  % of cost over $ 200,000
                      -----               ---------
         (c)  For each Initial Construction:
                  (1)   5  % of first   $ 50,000.00
                      -----              -------------
                  (2)   3  % of next  $  150,000.00
                      -----            ---------------
                  (3)   1  % of cost over $ 200,000
         -----        -----
         (d)  For each Construction Project:
                   Flat  N/A
                         ----
                   OR
                  (1) 5 % of first   $ 50,000.00
                      --             --------------
                  (2) 3 % of next  $ 150,000.00
                      --             ----------
                  (3) 1  % of cost over $ 200,000
                      --                ---------
          (e)   For Operation and Maintenance:
                  (1) 10 % of the cost;  and
                      -----
                  (2) $ 250.00  per month for producing well per month; or
                      ---------
                  (3)   ---     flat rate per month for producing, injection
                      --------- and water source operations

     The rates in Subclauses (e)(2) and (e)(3) will /will not X be adjusted as of the first day of July each year.


VII. Dispositions (Clause 406)
     ------------
         $25,000.00  for requiring approval.
          ----------

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